UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2004

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Clay Street
Suite 3400
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 659-1361

(Registrant’s telephone number, including area code)

ITEM 5. Other Events and Regulation FD Disclosure

On February 26, 2004, Cheniere Energy, Inc. issued a press release announcing that Freeport LNG Development, L.P., in which Cheniere holds a 30 percent limited partnership interest, entered into a 20-year terminal use agreement with The Dow Chemical Company. The press release is attached hereto as Exhibit 99.1.

ITEM 7. Financial Statements and Exhibits

(c)	Exhibits.

99.1*	Press Release dated February 26, 2004.

*	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: March 2, 2004	By:	/s/ Don A. Turkleson
	Name:	Don A. Turkleson
	Title:	Chief Financial Officer